Exhibit 10.5.4

                         THIRD AMENDMENT TO EMPLOYMENT AGREEMENT

     THIS THIRD AMENDMENT TO EMPLOYMENT AGREEMENT, dated as of April 2, 2003, is by and between InteliData Technologies Corporation, a Delaware corporation and Alfred S. Dominick, Jr. ("Executive") and amends the Employment Agreement dated April 5, 1999, and previously amended on April 5, 2002 and January 14, 2003, between InteliData and the Executive as follows:

     1. Section 4 (a) of the Employment Agreement shall be replaced in its entirety by the following:

          "Base  Salary.  Executive  shall receive a base salary of $375,000 per annum payable in accordance with the payroll procedures for InteliData's salaried employees in effect from time to time during the term of this Agreement."

     IN WITNESS WHEREOF, the parties have executed this THIRD AMENDMENT TO EMPLOYMENT AGREEMENT as of the second day of April 2003.

                                   InteliData Technologies Corporation

                                   By:  /s/ Patrick F. Graham
                                      ----------------------------------
                                       Patrick F. Graham
                                       Chairman, Compensation Committee of
                                        the Board of Directors

                                        /s/ Alfred S. Dominick, Jr.
                                       ---------------------------------
                                       Alfred S. Dominick, Jr.